UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2014, Relypsa, Inc. announced that the U.S. Food and Drug Administration had accepted for filing the New Drug Application (the “NDA”) for Patiromer for Oral Suspension (“Patiromer FOS”) for the treatment of hyperkalemia, a serious condition defined as abnormally elevated levels of potassium in the blood. The NDA is supported by eight clinical trials, including a Phase 3 program that was conducted under a Special Protocol Assessment, a long-term treatment trial that evaluated the safety and efficacy of Patiromer FOS in patients for up to one year, and an onset-of-action study that evaluated the time to potassium lowering action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Senior Vice President, General Counsel